UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 7, 2009

Date of Earliest Event Reported: December 31, 2008

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33541 (Commission File Number)	20-8356960 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Director Resignation.

Effective December 31, 2008, Zaid F. Alsikafi resigned from Boise Inc.’s board of directors.  Mr. Alsikafi had served as a member of our Compensation, Governance, and Nominating Committees.  Mr. Alsikafi did not indicate to the company that his resignation was due to a disagreement with the company on any matter relating to our operations, policies, or practices.

(d)

Director Designation.

Pursuant to the Investor Rights Agreement (the “Agreement”) dated February 22, 2008 among Boise Inc., Boise Cascade Holdings, L.L.C. (as successor by assignment to Boise Cascade, L.L.C.), and certain individuals referred to in the Agreement as the “Aldabra Shareholders,” the board of directors of Boise Cascade Holdings, L.L.C. has designated Matthew W. Norton as a Boise Board Representative (as that term is defined in the Agreement) on Boise Inc.’s board of directors effective January 1, 2009.  Mr. Norton will serve as a member of our Audit and Nominating Committees.  Mr. Norton has been employed by Madison Dearborn Partners, LLC (“MDP”) since May 2008 and currently serves as a vice president.  From August 2006 to May 2008, Mr. Norton attended The Wharton School of the University of Pennsylvania.  From 2004 to August 2006, he was employed by MDP as an associate.  From 2001 to 2004, he was employed by Merrill Lynch.  Mr. Norton received a B.S. and an M.B.A. from The Wharton School of the University of Pennsylvania.  Mr. Norton does not hold any other public company directorships.

As a non-employee director, Mr. Norton will receive compensation for his service on our board and is eligible to participate in our Directors Deferred Compensation Plan.  There are no related party transactions existing between the company and Mr. Norton.

Following Mr. Norton’s designation to our board of directors, the Boise Board Representatives as designated by Boise Cascade Holdings, L.L.C. are Matthew W. Norton, Thomas S. Souleles, and W. Thomas Stephens.

Effective January 1, 2009 and commensurate with Mr. Norton’s designation, the composition of our board committees is as follows:

Executive

Carl A. Albert – Chair

Jonathan W. Berger

Jack Goldman

Thomas S. Souleles

Alexander Toeldte

Audit

Jonathan W. Berger – Chair

Carl A. Albert

Jack Goldman

Matthew W. Norton

Compensation

Thomas S. Souleles – Chair

Carl A. Albert

Jack Goldman

W. Thomas Stephens

Governance

Jack Goldman – Chair

Carl A. Albert

Jonathan W. Berger

Nominating

Carl A. Albert – Chair

Jonathan W. Berger

Matthew W. Norton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

	By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and
Secretary
Date: January 7, 2009